                                                                      Exhibit 10

                    DRUEN, DIETRICH, REYNOLDS & KOOGLER, LLP
                                ATTORNEYS AT LAW
                              ONE NATIONWIDE PLAZA
                            COLUMBUS, OHIO 43215-2220

                                 (614) 249-7617
                            FACSIMILE: (614) 249-2418


BRIAN M. BACON                  D. DANIEL HEISLER                  CHRISTINE A. NESS             THERESA R. SCHAEFER
THOMAS E. BARNES                ANGELA R. JETT                     PETER J. OESTERLING*          W. JOSEPH SCHLEPPI
EDANA E. BEARD                  LEROY JOHNSTON, III                RANDALL L. ORR                DAVID E. SIMAITIS
ROGER A. CRAIG                  MARK B. KOOGLER                    ROBERT M. PARSONS             KENT N. SIMMONS
RAE ANN DANKOVIC                WALTER R. LEAHY                    THOMAS J. PRUNTE              DINA A. TANTRA
ELIZABETH A. DAVIN              GEORGE K. MACKLIN                  LUCINDA A. REYNOLDS           LEE A. THORNBURY
THOMAS W. DIETRICH              RANDALL W. MAY                     TYLA L. REYNOLDS              PHILIP W. WHITAKER
W. SIDNEY DRUEN                 M. LINDA MAZZITTI                  DANIEL R. RUPP                DAVID L. WHITE
JOHN D. GILLESPIE               DAVID A. MEYER                     ANNE DANZA SAXON              STEVEN L. ZISSER
JEANNE A. GRIFFIN               SANDRA L. NEELY


          PRACTICE LIMITED TO NATIONWIDE INSURANCE COMPANIES AND THEIR
                              ASSOCIATED COMPANIES

* PRACTICE LIMITED TO THE STATE OF PENNSYLVANIA



November 30, 1998

VIA EDGAR

Nationwide Investing Foundation III
Three Nationwide Plaza, 26th Floor
Columbus, Ohio 43215

Re:      Nationwide Investing Foundation III
         Post-Effective Amendment No. 9
         SEC File Nos. 333-40455, 811-08495

Ladies and Gentlemen:

In connection with the filing of Post-Effective Amendment No. 9 to the Registration Statement for Nationwide Investing Foundation III (the "Amendment"), it is our opinion that, upon the effectiveness of the Amendment, the indefinite number of units of beneficial interest of the Morley Capital Accumulation Fund of the Nationwide Investing Foundation III, when issued for the consideration described in the Amendment, will be legally issued, fully paid and nonassessable.

We hereby consent to the filing of this opinion as an exhibit to the Amendment.

Very truly yours,

DRUEN, DIETRICH, REYNOLDS & KOOGLER